                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY



                           SIMON PROPERTY GROUP, L.P.

                                     ISSUER

                                       TO

                            THE CHASE MANHATTAN BANK

                                     TRUSTEE

                              --------------------


                          EIGHTH SUPPLEMENTAL INDENTURE

                          DATED AS OF JANUARY 18, 2001

                              --------------------


                       $300,000,000 7 3/8% NOTES DUE 2006

                       $200,000,000 7 3/4% NOTES DUE 2011


                            SUPPLEMENT TO INDENTURE,
                         DATED AS OF NOVEMBER 26, 1996,
                                     BETWEEN
                           SIMON PROPERTY GROUP, L.P.
                                       AND
                            THE CHASE MANHATTAN BANK,
                                   AS TRUSTEE

       EIGHTH SUPPLEMENTAL INDENTURE, dated as of January 18, 2001 (the "Eighth Supplemental Indenture"), between SIMON PROPERTY GROUP, L.P. (formerly known as Simon DeBartolo Group, L.P.), a Delaware limited partnership (the "Issuer" or the "Operating Partnership"), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                                    RECITALS

       WHEREAS, the Issuer and Simon Property Group, L.P., a Delaware limited partnership acting as a guarantor (the "Guarantor"), executed and delivered an Indenture (the "Original Indenture"), dated as of November 26, 1996, to the Trustee providing for the issuance from time to time of debt securities evidencing unsecured and unsubordinated indebtedness of the Issuer; and

       WHEREAS, on December 31, 1997 the Guarantor was merged into the Issuer as contemplated under the Indenture; and

       WHEREAS, the Issuer changed its name from "Simon DeBartolo Group, L.P." to "Simon Property Group, L.P." effective as of September 24, 1998; and

       WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities and establish the form and terms and conditions thereof; and

       WHEREAS, the Issuer intends by this Eighth Supplemental Indenture to create and provide for the following series of debt securities (the "Initial Notes"):

       (i) Simon Property Group, L.P. 7 3/8% Notes due 2006 (the "Initial 2006 Notes") in an aggregate principal amount of $300,000,000; and

       (ii) Simon Property Group, L.P. 7 3/4% Notes due 2011 (the "Initial 2011 Notes") in an aggregate principal amount of $200,000,000;

       WHEREAS, the Issuer further intends by this Eighth Supplemental Indenture to create and provide for, if and when issued in exchange for the Initial Notes pursuant to this Eighth Supplemental Indenture and the Registration Rights Agreement (defined below), the following additional series of debt securities (the "Exchange Notes"):

       (i) Simon Property Group, L.P. 7 3/8% Notes due 2006 (the "Exchange 2006 Notes," and together with the Initial 2006 Notes, the "2006 Notes"), in an aggregate principal amount of up to $300,000,000; and

       (ii) Simon Property Group, L.P. 7 3/4% Notes due 2011 (the "Exchange 2011 Notes," and together with the Initial 2011 Notes, the "2011 Notes"), in an aggregate principal amount of up to $200,000,000;

       WHEREAS, the Board of Directors of Simon Property Group, Inc., the managing general partner of the Issuer, has approved the creation of the Notes and the forms, terms and conditions thereof pursuant to Sections 301 and 1701 of the Original Indenture; and

       WHEREAS, all actions required to be taken under the Original Indenture with respect to this Eighth Supplemental Indenture have been taken.

       NOW, THEREFORE, IT IS AGREED:

                                   ARTICLE I

                   DEFINITIONS, CREATION, FORMS AND TERMS AND
                          CONDITIONS OF THE SECURITIES

       SECTION 1.01. DEFINITIONS. Capitalized terms used in this Eighth Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. Certain terms, used principally in Article Two of this Eighth Supplemental Indenture, are defined in that Article. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

       "BUSINESS DAY" means any day, other than a Saturday or Sunday, on which banking institutions in New York, New York are open for business.

       "CLEARSTREAM BANKING" means Clearstream Banking, societe anonyme, its successors and assigns.

       "CLOSING DATE" means January 18, 2001.

       "DTC" means The Depository Trust Company, its nominees and their successors and assigns.

       "EUROCLEAR" means the Euroclear System, its successors and assigns.

       "EXCHANGE CERTIFICATED NOTE" means a note in definitive, fully registered form, without coupons, substantially in the forms set forth on Exhibits E-1 and E-2 hereto.

       "EXCHANGE NOTES" has the meaning set forth in the Recitals hereto.

       "EXCHANGE OFFER" means the offer by the Operating Partnership to exchange all of the Initial Notes of a series for Exchange Notes of the same series.

       "EXCHANGE GLOBAL NOTE" has the meaning set forth in Section 1.03(c).

       "EXCHANGE OFFER REGISTRATION STATEMENT" has the meaning set forth in
Section 3.01(a).

       "GLOBAL NOTE" means the Initial Global Note and the Exchange Global Note.

       "INDENTURE" means the Original Indenture as supplemented by this Eighth Supplemental Indenture.

       "INITIAL CERTIFICATED NOTES" has the meaning set forth in Section
1.03(b).

       "INITIAL GLOBAL NOTE" has the meaning set forth in Section 1.03(b).

       "INITIAL NOTES" has the meaning set forth in the Recitals hereto.

       "INITIAL PURCHASERS" means Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc., Banc of America Securities LLC, Salomon Smith Barney Inc. and UBS Warburg LLC.

       "INITIAL REGULATION S GLOBAL NOTE" means a single fully registered global note in book-entry form, substantially in the form of Exhibits B-1 and B-2 attached hereto.

       "INITIAL RESTRICTED GLOBAL NOTE" means a single fully registered global note in book-entry form, substantially in the form of Exhibits A-1 and A-2 attached hereto.

       "INITIAL 2006 NOTES" has the meaning set forth in the Recitals hereto.

       "INITIAL 2011 NOTES" has the meaning set forth in the Recitals hereto.

       "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

       "ISSUER" has the meaning set forth in the Recitals hereto.

       "MAKE-WHOLE AMOUNT" means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment, of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate, determined on the third Business Day preceding the date notice of such redemption or accelerated payment is given, from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the Notes being redeemed or accelerated.

       "NON-U.S. PERSON" means a Person that is not a U.S. Person as defined in Regulation S, and includes dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 904 of Regulation S.

       "NOTES" means the Initial Notes and the Exchange Notes.

       "OPERATING PARTNERSHIP" has the meaning set forth in the Recitals hereto.

       "ORIGINAL INDENTURE" has the meaning set forth in the Recitals hereto.

       "PURCHASE AGREEMENT" means the Purchase Agreement dated January 11, 2001 between the Operating Partnership and the Initial Purchasers.

       "QIB" means a qualified institutional buyer, as defined in Rule 144A under the Securities Act.

       "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated January 18, 2001, between the Operating Partnership and the Initial Purchasers.

       "REGULATION S" means Regulation S under the Securities Act.

       "REINVESTMENT RATE" means, in connection with any optional redemption or accelerated payment of any Notes, the yield on treasury securities at a constant maturity corresponding to the remaining life (as of the date of redemption, and rounded to the nearest month) to Stated Maturity of the principal being redeemed (the "Treasury Yield"), plus .25%. For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release under the heading "Week Ending" for "U.S. Government Securities -- Treasury Constant Maturities" with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds to such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities, rounding each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Operating Partnership.

       "RULE 144A" means Rule 144A under the Securities Act.

       "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

       "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 3.01(c).

       "SPECIAL INTEREST PREMIUM" has the meaning set forth in Section 3.02.

       "STATISTICAL RELEASE" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination, then such other reasonably comparable index which shall be designated by the Operating Partnership.

       "TRUSTEE" has the meaning set forth in the Recitals hereto.

       "2006 INTEREST PAYMENT DATE" has the meaning set forth in Section
1.04(b).

       "2011 INTEREST PAYMENT DATE" has the meaning set forth in Section
1.05(b).

       "2006 NOTES" has the meaning set forth in the Recitals hereto.

       "2011 NOTES" has the meaning set forth in the Recitals hereto.

       "2006 REDEMPTION PRICE" has the meaning set forth in Section 1.04(f).

       "2011 REDEMPTION PRICE" has the meaning set forth in Section 1.05(f).

       "2006 REGULAR RECORD DATE" has the meaning set forth in Section 1.04(b).

       "2011 REGULAR RECORD DATE" has the meaning set forth in Section 1.05(b).

       SECTION 1.02. CREATION OF THE NOTES.

              (a) INITIAL NOTES. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the Initial 2006 Notes and the Initial 2011 Notes, as a separate series of its securities issued pursuant to the Indenture. The Initial 2006 Notes shall be initially issued in an aggregate principal amount of $300,000,000 and the Initial 2011 Notes shall be initially issued in an aggregate principal amount of $200,000,000, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

              (b) EXCHANGE NOTES. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the Exchange 2006 Notes and the Exchange 2011 Notes as a separate series of its securities issued pursuant to the Indenture. Each series of the Exchange Notes is to be issued in exchange for the corresponding series of the Initial Notes as provided in this Eighth Supplemental Indenture and the Registration Rights Agreement. The Exchange 2006 Notes may be initially issued in an aggregate principal amount of up to $300,000,000 (but in no event in excess of the principal amount of the Initial 2006 Notes tendered in exchange therefor in an Exchange Offer). The Exchange 2011 Notes may be initially issued in an aggregate principal amount of up to $200,000,000 (but in no event in excess of the principal amount of the Initial 2011 Notes tendered in exchange therefor in an Exchange Offer, except as permitted by Sections 304, 305 or 306 of the Original Indenture).

       SECTION 1.03. FORM OF THE NOTES.

              (a) The Initial 2006 Notes shall be in the form of Exhibit A-1, B-1 or C-1 hereto, as applicable, and the Exchange 2006 Notes shall be in the form of Exhibit D-1 or E-1 hereto, as applicable. The Initial 2011 Notes shall be in the form of Exhibit A-2, B-2 or C-2 hereto, as applicable, and the Exchange 2011 Notes shall be in the form of Exhibit D-2 or E-2 hereto, as applicable.

              (b) Initial 2006 Notes and Initial 2011 Notes offered and sold to QIBs in reliance on Rule 144A as provided in the Purchase Agreement shall be issued in book-entry form and will be represented by a single, permanent global note in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1 or A-2, as applicable, and shall bear the legends set forth in Section 5.01(a) and (b) (each such Note, an "Initial Restricted Global Note"). Upon issuance, each Initial Restricted Global Note shall be registered in the name of "Cede & Co.," as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC. Initial 2006 Notes and Initial 2011 Notes offered and sold to Non-U.S. Persons in reliance on Regulation S as provided in the Purchase Agreement shall be issued in book-entry form and will be represented by a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form set forth in Exhibit B-1 or B-2 hereto, as applicable, and shall bear the legends set forth in Section 5.01(a) and (b) (each such Note, an "Initial Regulation S Global Note," and together with the Initial Restricted Global Note," the "Initial Global Notes"). Upon issuance, the Initial Regulation S Global Note shall be registered in the name of "Cede & Co.," as nominee for DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC for the accounts of Euroclear or Clearstream Banking. Interests in the Initial Regulation S Global Note may only be held through Euroclear or Clearstream Banking. Initial 2006 Notes and Initial 2011 Notes offered and sold to Institutional Accredited Investors that are not QIBS or Non-U.S. Persons as provided in the Purchase Agreement shall be issued in definitive, fully registered certificated form, without coupons, substantially in the forms set forth in Exhibit C-1 or C-2 hereto, as applicable, and shall bear the legends set forth in Section 5.01(a) hereof (the "Initial Certificated Notes"). Upon issuance, any such Initial Certificated Note or the transfer thereof shall be duly executed by the Operating Partnership and authenticated by the Trustee. Upon the registration of the transfer of any Initial Certificated Note to a QIB or Non-U.S. Person, such Initial Certificated Note shall be exchanged for a beneficial interest in the applicable Initial Global Note. Except as provided in Section 4.01(b), interests in an Initial Global Note may not be exchanged for Initial Certificated Notes and the Operating Partnership waives any discretionary right it may otherwise have to cause the Notes to be issued in certificated form.

              (c) In the event all or a portion of the Initial Notes of any series are tendered in an Exchange Offer, such Notes or the portions thereof being exchanged shall be exchanged for a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form set forth in Exhibit D-1 hereto, in the case of the 2006 Notes, and Exhibit D-2 hereto, in the case of the 2011 Notes (the "Exchange Global Notes") and shall bear the legends set forth in Section 5.01(c) hereof. Upon issuance, each Exchange Global Note shall be registered in the name of "Cede & Co.," as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC. Except as provided in Section 4.01(b), Exchange Certificated Notes shall not be issued and the Operating Partnership waives any discretionary right it may otherwise have to cause the Notes to be issued in certificated form.

       SECTION 1.04. TERMS AND CONDITIONS OF THE 2006 NOTES. The 2006 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Eighth Supplemental Indenture, and in particular, the following provisions shall be terms of the 2006 Notes:

              (a) TITLE AND AGGREGATE PRINCIPAL AMOUNT. The title of the Initial 2006 Notes and the Exchange 2006 Notes shall be as specified in the Recitals; and the aggregate principal amount of the Initial 2006 Notes and the Exchange 2006 Notes shall be as specified in Section 1.02 of this Eighth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

              (b) STATED MATURITY. The 2006 Notes shall mature, and the unpaid principal thereon shall be payable, on January 20, 2006, subject to the provisions of the Original Indenture.

              (c) INTEREST. The rate per annum at which interest shall be payable on the 2006 Notes shall be 7 3/8%. Interest on the 2006 Notes shall be payable semiannually in arrears on each January 20 and July 20, commencing July 20, 2001 (each a "2006 Interest Payment Date"), and on the Stated Maturity as specified in Section 1.04(b) of this Eighth Supplemental Indenture, to the Persons in whose names the applicable 2006 Notes are registered in the Security Register applicable to the 2006 Notes at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "2006 Regular Record Date"). Interest on the 2006 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2006 Notes shall accrue from January 18, 2001.

              If an Initial 2006 Note is exchanged in an Exchange Offer prior to the 2006 Regular Record Date for the first 2006 Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such 2006 Note, up to but not including the date of issuance of the Exchange Note(s) issued in exchange for such Initial 2006 Note, shall be paid on the first 2006 Interest Payment Date for such Exchange 2006 Note(s) to the Holder or Holders of such Exchange 2006 Note(s) on the first 2006 Regular Record Date with respect to such Exchange 2006 Note(s). If such Initial 2006 Note is exchanged in an Exchange Offer subsequent to the 2006 Regular Record Date for the first 2006 Interest Payment Date following such exchange but on or prior to such 2006 Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial 2006 Note and any accrued and unpaid interest on the Exchange 2006 Note(s) issued in exchange for such Initial 2006 Note, through the day before such 2006 Interest Payment Date, shall be paid on such 2006 Interest Payment Date to the Holder of such Initial 2006 Note on such 2006 Regular Record Date.

              (d) REGISTRATION RIGHTS. The Holders of the Initial 2006 Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article Three hereof.

              (e) SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the 2006 Notes as provided in Article Three hereof.

              (f) SINKING FUND, REDEMPTION OR REPAYMENT. No sinking fund shall be provided for the 2006 Notes and the 2006 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The 2006 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a Redemption Price equal to the sum of (i) the principal amount of the 2006 Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such 2006 Notes (collectively, the "2006 Redemption Price"), all in accordance with the provisions of Article Eleven of the Original Indenture.

              If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2006 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2006 Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the 2006 Notes from and after the Redemption Date will be to receive payment of the 2006 Redemption Price upon surrender of such 2006 Notes in accordance with such notice.

              (g) REGISTRATION AND FORM. The 2006 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Eighth Supplemental Indenture. Initial 2006 Notes shall be issued and may be transferred only in minimum denominations of $1,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof. Exchange 2006 Notes shall be issued in minimum denominations of $1,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof. All payments of principal and interest in respect of the 2006 Notes will be made by the Issuer in immediately available funds.

              (h) DEFEASANCE AND COVENANT DEFEASANCE. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Eighth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2006 Notes.

              (i) MAKE-WHOLE AMOUNT PAYABLE UPON ACCELERATION. Upon any acceleration of the Stated Maturity of the 2006 Notes in accordance with
       Section 502 of the Original Indenture, the Make-Whole Amount on the 2006 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

              (j) OTHER TERMS AND CONDITIONS. The 2006 Notes shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A-1, B-1, C-1, D-1 and E-1 hereto.

              (k) FURTHER ISSUES. The Issuer may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the 2006 Notes in all respects, except for issue date, issue price and the first payment of interest thereon. Additional Notes issued in this manner will be consolidated with and will form a single series with the previously outstanding 2006 Notes. Notice of any such issuance will be given to the Trustee and a new supplemental indenture will be executed in connection with the issuance of such securities.

       SECTION 1.05. TERMS AND CONDITIONS OF THE 2011 NOTES. The 2011 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Eighth Supplemental Indenture, and in particular, the following provisions shall be terms of the 2011 Notes:

              (a) TITLE AND AGGREGATE PRINCIPAL AMOUNT. The title of the Initial 2011 Notes and the Exchange 2011 Notes shall be as specified in the Recitals; and the aggregate principal amount of the Initial 2011 Notes and the Exchange 2011 Notes shall be as specified in Section 1.02 of this Eighth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

              (b) STATED MATURITY. The 2011 Notes shall mature, and the unpaid principal thereon shall be payable, on January 20, 2011, subject to the provisions of the Original Indenture.

              (c) INTEREST. The rate per annum at which interest shall be payable on the 2011 Notes shall be 7 3/4%. Interest on the 2011 Notes shall be payable semiannually in arrears on each January 20 and July 20, commencing July 20, 2001 (each a "2011 Interest Payment Date"), and on the Stated Maturity as specified in Section 1.04(b) of this Eighth Supplemental Indenture, to the Persons in whose names the applicable 2011 Notes are registered in the Security Register applicable to the 2011 Notes at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "2011 Regular Record Date"). Interest on the 2011 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2011 Notes shall accrue from January 18, 2001.

              If an Initial 2011 Note is exchanged in an Exchange Offer prior to the 2011 Regular Record Date for the first 2011 Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such 2011 Note, up to but not including the date of issuance of the Exchange 2011 Note(s) issued in exchange for such Initial 2011 Note, shall be paid on the first 2011 Interest Payment Date for such Exchange 2011 Note(s) to the Holder or Holders of such Exchange 2011 Note(s) on the first 2011 Regular Record Date with respect to such Exchange 2011 Note(s). If such Initial 2011 Note is exchanged in an Exchange Offer subsequent to the 2011 Regular Record Date for the first 2011 Interest Payment Date following such exchange but on or prior to such 2011 Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial 2011 Note and any accrued and unpaid interest on the Exchange 2011 Note(s) issued in exchange for such Initial 2011 Note, through the day before such 2011 Interest Payment Date, shall be paid on such 2011 Interest Payment Date to the Holder of such Initial 2011 Note on such 2011 Regular Record Date.

              (d) REGISTRATION RIGHTS. The Holders of the Initial 2011 Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article Three hereof.

              (e) SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the 2011 Notes as provided in Article Three hereof.

              (f) SINKING FUND, REDEMPTION OR REPAYMENT. No sinking fund shall be provided for the 2011 Notes and the 2011 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The 2011 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a Redemption Price equal to the sum of (i) the principal amount of the 2011 Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such 2011 Notes

       (collectively, the "2011 Redemption Price"), all in accordance with the provisions of Article Eleven of the Original Indenture.

              If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2011 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2011 Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the 2011 Notes from and after the Redemption Date will be to receive payment of the 2011 Redemption Price upon surrender of such 2011 Notes in accordance with such notice.

              (g) REGISTRATION AND FORM. The 2011 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Eighth Supplemental Indenture. Initial 2011 Notes shall be issued and may be transferred only in minimum denominations of $1,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof. Exchange 2011 Notes shall be issued in minimum denominations of $1,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof. All payments of principal and interest in respect of the 2011 Notes will be made by the Issuer in immediately available funds.

              (h) DEFEASANCE AND COVENANT DEFEASANCE. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Eighth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2011 Notes.

              (i) MAKE-WHOLE AMOUNT PAYABLE UPON ACCELERATION. Upon any acceleration of the Stated Maturity of the 2011 Notes in accordance with
       Section 502 of the Original Indenture, the Make-Whole Amount on the 2011 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

              (j) OTHER TERMS AND CONDITIONS. The 2011 Notes shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A-2, B-2, C-2, D-2 and E-2 hereto.

              (k) FURTHER ISSUES. The Issuer may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the 2011 Notes in all respects, except for issue date, issue price and the first payment of interest thereon. Additional Notes issued in this manner will be consolidated with and will form a single series with the previously outstanding 2011 Notes. Notice of any such issuance will be given to the Trustee and a new supplemental indenture will be executed in connection with the issuance of such securities.

                                   ARTICLE II

                    Covenants for Benefit of Holders of Notes

       SECTION 2.01. COVENANTS FOR BENEFIT OF HOLDERS OF NOTES. The Operating Partnership covenants and agrees, for the benefit of the Holders of the Notes, as follows:

       (a) LIMITATIONS ON INCURRENCE OF DEBT. The Operating Partnership will not, and will not permit any Subsidiary (as defined in the Original Indenture) to, incur any Debt (as defined below), other than intercompany debt (representing Debt to which the only parties are the Company (as defined below), the Operating Partnership and any of their Subsidiaries (but only so long as such Debt is held solely by any of the Company, the Operating Partnership and any Subsidiary) that is subordinate in right of payment to the Notes), if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt would be greater than 60% of the sum of (i) the Operating Partnership's Adjusted Total Assets (as defined below) as of the end of the fiscal quarter prior to the incurrence of such additional Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Debt.

              In addition, the Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, pledge, encumbrance or security interest of any kind upon any of the property of the Operating Partnership or any Subsidiary ("Secured Debt"), whether owned at the date of the Original Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 55% of the sum of (i) the Operating Partnership's Adjusted Total Assets as of the end of the fiscal quarter prior to the incurrence of such additional Secured Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Secured Debt.

              In addition, the Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Annualized EBITDA After Minority Interest to Interest Expense (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.75 to 1 on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred since the first day of such four-quarter period had been incurred, and the proceeds therefrom had been applied (to whatever purposes such proceeds had been applied as of the date of calculation of such ratio), at the beginning of such period, (ii) any other Debt that has been repaid or retired since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), (iii) any income earned as a result of any assets having been placed in service since the end of such four-quarter period had been earned, on an annualized basis, during such period, and (iv) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

              For purposes of the foregoing provisions regarding the limitation on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Operating Partnership, its Subsidiaries and by any unconsolidated joint venture, whenever the Operating Partnership, any Subsidiary or any unconsolidated joint venture, as the case may be, shall create, assume, guarantee or otherwise become liable in respect thereof.

       (b) MAINTENANCE OF UNENCUMBERED ASSETS. The Operating Partnership is required to maintain Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt (as defined below) of the Operating Partnership.

SECTION 2.02. DEFINITIONS.  As used herein:

       "ADJUSTED TOTAL ASSETS" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of SPG Properties, Inc., a Maryland corporation ("SPG") issued in the initial public offering of SPG (the "IPO") and the units of the Operating Partnership not held by SPG outstanding on the date of the IPO, by $22.25 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of SPG on the date of the IPO, less any portion applicable to minority interests, (iii) the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures on the date of the IPO, (iv) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Operating Partnership or shares of common stock of the Company or SPG issued in connection therewith) or developed after the IPO by the Operating Partnership or any Subsidiary, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of the purchase price or cost of any real estate assets acquired or developed after the IPO by any unconsolidated joint venture, (v) the value of the Merger (as defined in the Original Indenture) compiled as the sum of (a) the purchase price including all related closing costs and (b) the value of all outstanding indebtedness assumed in the Merger less any portion attributable to minority interests, including the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness assumed in the Merger of unconsolidated joint ventures assumed in the Merger at the Merger date, and (vi) working capital of the Operating Partnership; subject, however, to reduction by the amount of the proceeds of any real estate assets disposed of after the IPO by the Operating Partnership or any Subsidiary, less any portion applicable to minority interests, and by the Operating Partnership's allocable portion, based on its ownership interest, of the proceeds of any real estate assets disposed of after the IPO by unconsolidated joint ventures.

       "ANNUALIZED EBITDA" means earnings before interest, taxes, depreciation and amortization for all properties with other adjustments as are necessary to exclude the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, adjusted to reflect the assumption that (i) any income earned as a result of any assets having been placed in service since the end of such period had been earned, on an annualized basis, during such period, and (ii) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such period, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition.

       "ANNUALIZED EBITDA AFTER MINORITY INTEREST" means Annualized EBITDA after distributions to third party joint venture partners.

       "COMPANY" means Simon Property Group, Inc., a Delaware corporation and the managing general partner of the Operating Partnership.

       "DEBT" means any indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of indebtedness of unconsolidated joint ventures, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, as determined in accordance with generally accepted accounting principles, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary directly, or indirectly through unconsolidated joint ventures, as determined in accordance with generally accepted accounting principles, (iii) reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable and (iv) any lease of property by the Operating Partnership or any Subsidiary as lessee which is reflected in the Operating Partnership's consolidated balance sheet as a capitalized lease or any lease of property by an unconsolidated joint venture as lessee which is reflected in such joint venture's balance sheet as a capitalized lease, in each case, in accordance with generally accepted accounting principles; provided, that Debt also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise, items of indebtedness of another Person (other than the Operating Partnership or any Subsidiary) described in clauses (i) through (iv) above (or, in the case of any such obligation made jointly with another Person, the Operating Partnership's or Subsidiary's allocable portion of such obligation based on its ownership interest in the related real estate assets).

       "INTEREST EXPENSE" includes the Operating Partnership's pro rata share of joint venture interest expense and is reduced by amortization of debt issuance costs.

       "UNENCUMBERED ANNUALIZED EBITDA AFTER MINORITY INTEREST" means Annualized EBITDA After Minority Interest less any portion thereof attributable to assets serving as collateral for Secured Debt (as defined above).

       "UNENCUMBERED ASSETS" as of any date shall be equal to Adjusted Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

       "UNSECURED DEBT" means Debt which is not secured by any mortgage, lien, pledge, encumbrance or security interest of any kind.

                                  ARTICLE III

                               REGISTRATION RIGHTS

SECTION 3.01. REGISTRATION RIGHTS AGREEMENT.

       (a) The Operating Partnership will enter into the Registration Rights Agreement with the Initial Purchasers for the benefit of the Holders of the Notes wherein the Operating Partnership will agree, for the benefit of the Holders of the Notes, to use its reasonable best efforts (i) to file with the Commission within 90 calendar days after the date on which the Operating Partnership delivers the Notes to the Initial Purchasers (the "Closing Date") a registration statement (the "Exchange Offer Registration Statement") with respect to the Exchange Notes and (ii) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 135 calendar days after the Closing Date. Promptly after the Exchange Offer Registration Statement has been declared effective, the Operating Partnership will offer to Holders the opportunity to exchange all their Notes of a series for Exchange Notes of the same series pursuant to the Exchange Offer. The Operating Partnership will keep the Exchange Offer open for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders of the Notes but will, in any event, use its reasonable best efforts to cause the Exchange Offer to be consummated within 180 days of the Closing Date. For each Note validly tendered to the Operating Partnership pursuant to the Exchange Offer, the Holder of such Note will receive an Exchange Note of the same series having a principal amount equal to the principal amount of the tendered Note.

       (b) Each Holder of the Notes (other than certain specified Holders) wishing to exchange the Notes for Exchange Notes in the Exchange Offer will be required to represent that (i) it is not an Affiliate of the Operating Partnership, (ii) the Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes.

       (c) The Registration Rights Agreement also will provide that if, (i) because of any change in law or in currently prevailing interpretations of the staff of the Securities and Exchange Commission, the Operating Partnership is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days of the Closing Date, or (iii) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Operating Partnership within the meaning of the Securities Act or as a broker-dealer), then in each case, the Operating Partnership will (x) promptly deliver to the Holders written notice thereof and
(y) at the Operating Partnership's sole expense (a) as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to the Registration Rights Agreement), file a shelf registration statement covering resales of the Notes (the "Shelf Registration Statement"), (b) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act and (c) use its reasonable best efforts to keep effective the Shelf Registration Statement until the earlier of two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) after the Closing Date or such time as all of the applicable Notes have been sold thereunder. The Operating Partnership will, if a Shelf Registration Statement is filed, provide to each Holder of the Notes copies of the prospectus that is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement for the Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Notes. A Holder that sells Notes pursuant to the Shelf Registration Statement will be required to be named as a selling security Holder in the related prospectus, to provide information related thereto and to deliver such prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such a Holder (including certain indemnification rights and obligations).

SECTION 3.02. SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

              (a) If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and (c) such 180-day period in the case of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request Holders of Notes to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, the Notes owned by Holders who do not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on each series of Notes from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein for such series of Notes.

              (b) If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is useable, (ii) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) or (iii) the date as of which all of the Notes are sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

       SECTION 3.03. LEGEND. Each Note will contain a legend to the effect that the Holder thereof, by its acceptance thereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement. Such legend shall be in the form set forth in Article 5.01(a) hereof.

                                   ARTICLE IV

                              TRANSFER AND EXCHANGE

       SECTION 4.01. TRANSFER AND EXCHANGE.

       (a) By its acceptance of any Initial Note represented by a certificate bearing the legend set forth in Section 5.01(a) hereof (the "Private Placement Legend"), each Holder of, and beneficial bearer of an interest in, such Initial Note acknowledges the restrictions on transfer of such Initial Note and agrees that it will transfer such Initial Note only in accordance with such restrictions. Each purchaser (other than the Initial Purchasers) of the Notes and each Person to whom the Notes are transferred shall, prior to the Resale Restriction Termination Date (as defined in the Private Placement Legend), be deemed to have acknowledged, represented and agreed to the matters and restrictions on transfer described under the heading "Notice to Investors" in the Offering Memorandum of the Operating Partnership, dated January 11, 2001, relating to the Initial Notes. Upon the registration of transfer, exchange or replacement of an Initial Note not bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of an Initial Note bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes bearing the Private Placement Legend, unless such legend may be removed from such Note as provided in this
Section 4.01(a). If the Private Placement Legend has been removed from an Initial Note, as provided herein, no other Initial Note issued in exchange for all or any part of such Initial Note shall bear such legend, unless the Operating Partnership has reasonable cause to believe that such other Initial Note represents a "restricted security" within the meaning of Rule 144 under the Securities Act and instructs the Trustee in writing to cause a legend to appear thereon. Each Initial Note shall bear the Private Placement Legend unless and until:

              (i) a transfer of such Initial Note is made pursuant to an effective Shelf Registration Statement, in which case the Private Placement Legend shall be removed from such Initial Note so transferred at the request of the Holder; or

              (ii) there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may reasonably be requested by the Operating Partnership confirming that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Initial Note will not violate the registration and prospectus delivery requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may rely on a determination made by the Operating Partnership with respect to) the sufficiency of any such evidence; and upon written direction of the Operating Partnership, the Trustee shall authenticate and deliver in exchange for such Initial Note, an Initial Note or Initial Notes representing the same aggregate principal amount of the Initial Note being exchanged) without such legend.

       (b) The Initial Global Note or Exchange Global Note, as the case may be, shall be exchanged by the Company for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable, if (a) DTC (i) has notified the Operating Partnership that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and
(ii) a successor to DTC registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Operating Partnership within 90 calendar days or (b) DTC is at any time unwilling or unable to continue as depositary and a successor to DTC is not able to be appointed by the Operating Partnership within 90 calendar days. If an Event of Default occurs and is continuing, the Operating Partnership shall, at the request of the Trustee or the Holder thereof, exchange all or part of the Initial Global Note or Exchange Global Note, as the case may be, for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable. Whenever a Global Note is exchanged for one or more Initial Certificated Notes or Exchange Certificated Notes, as the case may be, it shall be surrendered by the Holder thereof to the Trustee and cancelled by the Trustee. All Initial Certificated Notes or Exchange Certificated Notes issued in exchange for a Global Note or a portion thereof shall be registered in such names, and delivered, as DTC shall instruct the Trustee. Any Initial Certificated Notes issued pursuant to this Section 4.1(b) shall include the Private Placement Legend, except as set forth in Section 4.1(a) hereof.

       (c) Any Initial Notes that are presented to the Trustee for exchange pursuant to an Exchange Offer shall be exchanged for Exchange Notes of equal principal amount upon surrender to the Trustee in accordance with the terms of the Exchange Offer. Whenever any Initial Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver to the surrendering Holder thereof, Exchange Notes in the same aggregate principal amount as the Initial Notes so surrendered.

       (d) Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry maintained by such Holder (or its agent), and that ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form. Transfers of a Global Note shall be limited to transfers in whole and not in part, to DTC, its successors and their respective nominees. Interests of beneficial owners in a Global Note shall be transferred in accordance with the rules and procedures of DTC (or its successors).

                                   ARTICLE V

                                     LEGENDS

       SECTION 5.01. LEGENDS. The following legends shall appear on each Initial Note and each Exchange Note.

              (a) Except as provided in Section 4.01(a) hereof, each Initial Note shall bear the following legends on the face thereof:

       THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

       THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2),
       (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE

       BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

       THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

              (b) In addition to the legends set forth in Section 4.01(a), each Initial Global Note shall also bear the following legends on the face thereof:

       UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

       UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

              (c) The Exchange Global Note shall bear the following legends on the face thereof:

       UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

       UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                                   ARTICLE VI

                                     TRUSTEE

       SECTION 6.01. CORPORATE TRUST OFFICE. The Trustee is appointed as the principal paying agent, transfer agent and registrar for the Notes and for the purposes of Section 1002 of the Indenture. The Notes may be presented for payment at the Corporate Trust Office of the Trustee or at any other agency as may be appointed from time to time by the Operating Partnership in The City of New York.

       SECTION 6.02. RECITALS. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture or the due execution thereof by the Issuer. The recitals of fact contained herein shall be taken as the statements solely of the Issuer and the Trustee assumes no responsibility for the correctness thereof.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

       SECTION 7.01. RATIFICATION OF ORIGINAL INDENTURE. This Eighth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Eighth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

       SECTION 7.02. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

       SECTION 7.03. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Eighth Supplemental Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

       SECTION 7.04. SEPARABILITY CLAUSE. In case any one or more of the provisions contained in this Eighth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       SECTION 7.05. GOVERNING LAW. This Eighth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Eighth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Eighth Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

       SECTION 7.06. COUNTERPARTS. This Eighth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                     * * * *

       IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.



                                          SIMON PROPERTY GROUP, L.P.

                                          By:      Simon Property Group, Inc.,
                                                   its managing general partner

                                          By:  /s/ David Simon
                                               ---------------------------------
                                                Name:  David Simon
                                                Title:  Chief Executive Officer



Attest:

By:  /s/ James M. Barkley
     ----------------------
     Name:  James M. Barkley
     Title:  Secretary



                                          THE CHASE MANHATTAN BANK
                                                   as Trustee

                                          By:  /s/ Joanne Adamis
                                               ---------------------------------
                                                Name:  Joanne Adamis
                                                Title:  Vice President


Attest:

By:  /s/ Gregory P. Shea
     -------------------------------
     Name:  Gregory P. Shea
     Title:  Assistant Vice President

                                                                     EXHIBIT A-1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE &


                                     A-1-1

CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED
NO. [  ]                                                        PRINCIPAL AMOUNT
CUSIP NO. 828807 AC 1                                               $300,000,000


                                 GLOBAL SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 300,000,000 dollars on January 20, 2006 (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/8% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note


                                     A-1-2

(each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

       If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

       The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated January 18, 2001 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc. and UBS Warburg LLC (collectively, the "Initial Purchasers").

       If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

       If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.


                                     A-1-3

       If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     A-1-4

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated: January 18, 2001

                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

                                          By:      SIMON PROPERTY GROUP, INC.
                                                   as Managing General Partner

                                          By:  ______________________________
                                                Name:
Attest:                                         Title:

By:  ______________________________
      Name:
      Title:


                                     A-1-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     A-1-6

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee', which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. 7 3/8% Notes due 2006, initially limited in aggregate principal amount to $300,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     A-1-7
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     A-1-8

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     A-1-9

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - _________ Custodian _________  (Cust) ______
(minor) under Uniform Gifts to Minors Act _________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

                             _____________________

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.


Dated: ____________________________ ____________________________________________


                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


                                     A-1-10

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

       In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

/_/    (a)    Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
              144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

/_/    (b)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       OR

/_/    (c)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.


                                     A-1-11

       If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________              _____________________________________________
                                  [Type or print name of transferee]


                                  By:__________________________________________

                                   The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________              _____________________________________________
                                  [Type or print name of Registered holder]


                                  By:__________________________________________
                                                Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may


                                     A-1-12
not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________              _____________________________________________
                                  [Type or print name of Registered holder]


                                  By:__________________________________________
                                                 Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________              _____________________________________________
                                  [Type or print name of Registered holder]


                                  By:__________________________________________
                                                  Executive Officer


                                     A-1-13

                                                                     EXHIBIT A-2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE &


                                     A-2-1

CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & OC. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED
NO. [  ]                                                        PRINCIPAL AMOUNT
CUSIP NO. 828807 AD 9                                               $200,000,000


                                 GLOBAL SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 200,000,000 dollars on January 20, 2011 (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/4% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note


                                     A-2-2

(each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

       If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

       The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated January 18, 2001 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc. and UBS Warburg LLC (collectively, the "Initial Purchasers").

       If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

       If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.


                                     A-2-3

       If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     A-2-4

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated: January 18, 2001

                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

                                          By:      SIMON PROPERTY GROUP, INC.
                                                   as Managing General Partner

                                          By:  ______________________________
                                                Name:
Attest:                                         Title:

By:  ______________________________
      Name:
      Title:


                                     A-2-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     A-2-6

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee', which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. 7 3/4% Notes due 2011, initially limited in aggregate principal amount to $200,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     A-2-7
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     A-2-8

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     A-2-9

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - ____ Custodian _____ (Cust) ___ (minor) under Uniform Gifts to Minors Act ______________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.


                                   ----------

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)


This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.


Dated: ____________________        _____________________________________________

                                   Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


                                     A-2-10

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

       In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                  [CHECK ONE]

/ /    (a)    Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
              144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

/ /    (b)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       OR

/ /    (c)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.


                                     A-2-11

       If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________       _____________________________________________________
                           [Type or print name of transferee]


                           By:__________________________________________________

                           The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of Registered holder]


                           By:__________________________________________________
                                           Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may


                                     A-2-12
not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of Registered holder]


                           By:__________________________________________________
                                             Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of Registered holder]


                           By:__________________________________________________
                                            Executive Officer


                                     A-2-13

                                                                     EXHIBIT B-1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR


                                     B-1-1

PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED
NO. [   ]                                                       PRINCIPAL AMOUNT
CUSIP NO. U82731 AA 5                                               $300,000,000


                                 GLOBAL SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer', which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 300,000,000 dollars on January 20, 2006 (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001 and on the Maturity Date, at the rate of 7 3/8 % per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note


                                     B-1-2

(each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are open for business.

       If this Note is exchanged in an Exchange Offer prior to a Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for the Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before the Interest Payment Date, shall be paid on the Interest Payment Date to the Holder of this Note on the Record Date.

       The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated January 18, 2001 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc. and UBS Warburg LLC (collectively, the "Initial Purchasers").

       If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

       If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or a shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.


                                     B-1-3

       If a Shelf Registration Statement is declared effective pursuant to the foregoing paragraphs, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     B-1-4

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:  January 18, 2001

                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

                                          By:      SIMON PROPERTY GROUP, INC.
                                                   as Managing General Partner


                                          By:  ______________________________
                                                Name:
                                                Title:

Attest:

By:  ______________________________
      Name:
      Title:


                                     B-1-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     B-1-6

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee', which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon Property Group, L.P. 7 3/8% Notes due 2006, initially limited in aggregate principal amount to $300,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of




                                     B-1-7
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     B-1-8

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     B-1-9

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Definitive Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - _____ Custodian _____ (Cust) _____
(minor) under Uniform Gifts to Minors Act______________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

                                   ----------

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

This Definitive Security and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Definitive Security on the books of the Trustee, with full power of substitution in the premises.

Dated: ___________________________ _____________________________________________

                                   Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Definitive Security in every particular, without alteration or enlargement or any change whatsoever.


                                     B-1-10

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THE NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

       In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

/ /    (a)    Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
              144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

/ /    (b)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       OR

/ /    (c)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.


                                     B-1-11

       If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any person other than the registered holder thereof and until the conditions to any such transfer of registration set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________       _____________________________________________________
                           [Type or print name of transferee]


                           By:__________________________________________________

                           The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of Registered holder]


                           By:__________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may


                                     B-1-12
not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of transferee]


                           By:__________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of transferee]


                           By:__________________________________________________
                                             Executive Officer


                                     B-1-13

                                                                     EXHIBIT B-2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR


                                     B-2-1

PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED
NO. [   ]                                                       PRINCIPAL AMOUNT
CUSIP NO. U82731 AB 3                                               $200,000,000


                                 GLOBAL SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer', which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 200,000,000 dollars on January 20, 2011 (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001 and on the Maturity Date, at the rate of 7 3/4% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note


                                     B-2-2

(each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are open for business.

       If this Note is exchanged in an Exchange Offer prior to a Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for the Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before the Interest Payment Date, shall be paid on the Interest Payment Date to the Holder of this Note on the Record Date.

       The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated January 18, 2001 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc. and UBS Warburg LLC (collectively, the "Initial Purchasers").

       If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

       If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or a shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.


                                     B-2-3

       If a Shelf Registration Statement is declared effective pursuant to the foregoing paragraphs, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     B-2-4

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:  January 18, 2001

                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

                                          By:      SIMON PROPERTY GROUP, INC.
                                                   as Managing General Partner


                                          By:  ______________________________
                                                Name:
                                                Title:

Attest:

By:  ______________________________
      Name:
      Title:


                                     B-2-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     B-2-6

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee', which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon Property Group, L.P. 7 3/4% Notes due 2011, initially limited in aggregate principal amount to $200,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     B-2-7
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     B-2-8

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     B-2-9

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Definitive Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - ___Custodian __(Cust)___
(minor) under Uniform Gifts to Minors Act ____ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

                                   ----------

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

This Definitive Security and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Definitive Security on the books of the Trustee, with full power of substitution in the premises.

Dated: ___________________________ _____________________________________________

                                   Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Definitive Security in every particular, without alteration or enlargement or any change whatsoever.


                                     B-2-10

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

       In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

/_/    (a)    Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
              144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

/_/    (b)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       OR

/_/    (c)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.


                                     B-2-11

       If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any person other than the registered holder thereof and until the conditions to any such transfer of registration set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________       _____________________________________________________
                           [Type or print name of transferee]


                           By:__________________________________________________

                           The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of Registered holder]


                           By:__________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.


                                     B-2-12

Dated:______________       _____________________________________________________
                           [Type or print name of transferee]


                           By:__________________________________________________
                                          Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name of transferee]


                           By:__________________________________________________
                                            Executive Officer


                                     B-2-13

                                                                     EXHIBIT C-1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.


                                     C-1-1

REGISTERED                                                            REGISTERED
NO. [   ]                                                       PRINCIPAL AMOUNT
CUSIP NO. 828807 AE 7                                               $300,000,000


                               DEFINITIVE SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______, or registered assigns, the principal sum of 300,000,000 dollars on January 20, 2001 (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/8% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are open for business.

       If this Note is exchanged in an Exchange Offer prior to a Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note"), shall be paid on the first Interest Payment Date for the Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the Record Date with respect to the Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such


                                     C-1-2
exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for such Initial Note, through the day before the Interest Payment Date, shall be paid on this Interest Payment Date to the Holder of this Note on the Record Date.

       The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated January 18, 2001 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc. and UBS Warburg LLC (collectively, the "Initial Purchasers").

       If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

       If (i) a registration statement with respect to the Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or a shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, and the holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon
(1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

       If a Shelf Registration Statement is declared effective pursuant to the foregoing paragraphs, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.


                                     C-1-3

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated: January 18, 2001

                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

                                          By:      SIMON PROPERTY GROUP, INC.
                                                   as Managing General Partner


                                          By:  ______________________________
                                                Name:
                                                Title:
Attest:

By:  ______________________________
      Name:
      Title:


                                     C-1-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     C-1-5

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon Property Group, L.P. 7 3/8% Notes due 2006, initially limited in aggregate principal amount to $300,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     C-1-6
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     C-1-7

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     C-1-8

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Definitive Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - ____ Custodian ___ (Cust) ___
(minor) under Uniform Gifts to Minors Act ___________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

                                   ----------

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

This Definitive Security and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Definitive Security on the books of the Trustee, with full power of substitution in the premises.

Dated: ___________________________ _____________________________________________

                                   Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Definitive Security in every particular, without alteration or enlargement or any change whatsoever.


                                     C-1-9

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

       In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

/_/    (a)    Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
              144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

/_/    (b)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       OR

/_/    (c)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

       If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any person other than the registered holder thereof and until the conditions to any such transfer of registration set forth in this Note and in the Indenture shall have been satisfied.


                                     C-1-10

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________

                           The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.


                                     C-1-11

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________
                                            Executive Officer


                                     C-1-12

                                                                     EXHIBIT C-2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.


                                     C-2-1

REGISTERED                                                            REGISTERED
NO. [   ]                                                       PRINCIPAL AMOUNT
CUSIP NO. 828807 AF 4                                               $200,000,000


                               DEFINITIVE SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______, or registered assigns, the principal sum of dollars on January 20, 2011 (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/4% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are open for business.

       If this Note is exchanged in an Exchange Offer prior to a Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note"), shall be paid on the first Interest Payment Date for the Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the Record Date with respect to the Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest


                                     C-2-2
with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for such Initial Note, through the day before the Interest Payment Date, shall be paid on this Interest Payment Date to the Holder of this Note on the Record Date.

       The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated January 18, 2001 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc. and UBS Warburg LLC (collectively, the "Initial Purchasers").

       If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

       If (i) a registration statement with respect to the Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or a shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, and the holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon
(1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

       If a Shelf Registration Statement is declared effective pursuant to the foregoing paragraphs, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of


                                     C-2-3

Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated: January 18, 2001

                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

                                          By:      SIMON PROPERTY GROUP, INC.
                                                   as Managing General Partner


                                          By:  ______________________________
                                                Name:
                                                Title:
Attest:

By:  ______________________________
      Name:
      Title:


                                     C-2-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     C-2-5

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon Property Group, L.P. 7 3/4% Notes due 2011, initially limited in aggregate principal amount to $200,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     C-2-6
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     C-2-7

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     C-2-8

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Definitive Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT _______ Custodian _______ (Cust)
(minor) under Uniform Gifts to Minors Act _______ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

                                   ----------

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

This Definitive Security and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Definitive Security on the books of the Trustee, with full power of substitution in the premises.

Dated: ___________________________ _____________________________________________

                                   Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Definitive Security in every particular, without alteration or enlargement or any change whatsoever.


                                     C-2-9

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

       In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

/_/    (a)    Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule
              144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

/_/    (b)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       OR

/_/    (c)    Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

       If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any person other than the registered holder thereof and until the conditions to any such transfer of registration set forth in this Note and in the Indenture shall have been satisfied.


                                     C-2-10

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________

                           The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.


                                     C-2-11

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

       The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________       _____________________________________________________
                           [Type or print name or transferee]


                           By:__________________________________________________
                                            Executive Officer


                                     C-2-12

                                                                     EXHIBIT D-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                                            REGISTERED
NO. [   ]                                                       PRINCIPAL AMOUNT
CUSIP NO. 828807 AG 2                                               $300,000,000

                                 GLOBAL SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 300,000,000 dollars on January 20, 2006 (the "Maturity Date"), and to pay interest thereon from January 18, 2001 semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/8% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.


                                     D-1-1

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     D-1-2

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:   January 18, 2001


                                           SIMON PROPERTY GROUP, L.P.
                                                    as Issuer

                                           By:      SIMON PROPERTY GROUP, INC.
                                                    its Managing General Partner


                                           By:  ______________________________
                                                 Name:
                                                 Title:



Attest:

By:  ______________________________
      Name:
      Title:



                                     D-1-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     D-1-4

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. 7 3/8% Notes due 2006, initially limited in aggregate principal amount to $300,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     D-1-5
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     D-1-6

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     D-1-7

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - _____ Custodian _____ (Cust)
(minor) under Uniform Gifts to Minors Act _____ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

                                   ----------

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ___________________________ _____________________________________________

                                   Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


                                      D-1-8

                                                                     EXHIBIT D-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                                            REGISTERED
NO. [   ]                                                       PRINCIPAL AMOUNT
CUSIP NO. 828807 AH 0                                               $200,000,000

                                 GLOBAL SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 200,000,000 dollars on January 20, 2011 (the "Maturity Date"), and to pay interest thereon from January 18, 2001 semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/4% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                                     D-2-1

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     D-2-2

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:   January 18, 2001


                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

                                          By:      SIMON PROPERTY GROUP, INC.
                                                   its Managing General Partner


                                          By:  ______________________________
                                                Name:
                                                Title:



Attest:

By:  ______________________________
      Name:
      Title:


                                     D-2-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     D-2-4

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. 7 3/4% Notes due 2011, initially limited in aggregate principal amount to $200,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     D-2-5
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     D-2-6

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     D-2-7

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - ____ Custodian ___(Cust)___
(minor) under Uniform Gifts to Minors Act _____(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

                                   ----------

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ___________________________ _____________________________________________

                                   Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


                                     D-2-8

                                                                     EXHIBIT E-1

REGISTERED                                                            REGISTERED
NO. [  ]                                                        PRINCIPAL AMOUNT
CUSIP NO. [    ]                                                    $300,000,000


                               DEFINITIVE SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006


       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 300,000,000 dollars on January 18, 2001, (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/8% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of


                                     E-1-1

Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated: January 18, 2001
                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

Attest:
                                          By:      SIMON PROPERTY GROUP, INC.
                                                   its Managing General Partner

By:  ___________________________          By:  ______________________________
      Name:                                     Name:
      Title:                                    Title:


                                     E-1-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     E-1-3

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/8% NOTE DUE 2006

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. 7 3/8% Notes due 2006, initially limited in aggregate principal amount to $300,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     E-1-4
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     E-1-5

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     E-1-6

                                                                     EXHIBIT E-2


REGISTERED                                                            REGISTERED
NO. [  ]                                                        PRINCIPAL AMOUNT
CUSIP NO. [    ]                                                    $200,000,000


                               DEFINITIVE SECURITY
                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011


       Simon Property Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 200,000,000 dollars on January 18, 2001, (the "Maturity Date"), and to pay interest thereon from January 18, 2001, semiannually in arrears on January 20 and July 20 of each year (each, an "Interest Payment Date"), commencing on July 20, 2001, and on the Maturity Date, at the rate of 7 3/4% per annum, until payment of said principal sum has been made or duly provided for.

       The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

       Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 18, 2001, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

       The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of


                                     E-2-1

Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

       Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.

       IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated: January 18, 2001
                                          SIMON PROPERTY GROUP, L.P.
                                                   as Issuer

Attest:
                                          By:      SIMON PROPERTY GROUP, INC.
                                                   its Managing General Partner

By:  ___________________________          By:  ______________________________
      Name:                                     Name:
      Title:                                    Title:


                                     E-2-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                   as Trustee


                                          By:  ______________________________
                                                   Authorized Officer


                                     E-2-3

                                [REVERSE OF NOTE]

                           SIMON PROPERTY GROUP, L.P.

                              7 3/4% NOTE DUE 2011

       This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighth Supplemental Indenture, dated as of January 18, 2001, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. 7 3/4% Notes due 2011, initially limited in aggregate principal amount to $200,000,000 (the "Notes").

       In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

       The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) 100% the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

       The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or
(iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of


                                     E-2-4
compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

       Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. and SPG Properties, Inc. or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

       This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

       Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

       The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.


                                     E-2-5

       This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

       Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighth Supplemental Indenture hereinafter referred to.


                                     E-2-6